Exhibit 10.1

Securities Purchase Agreement

This Securities Purchase Agreement (this “Agreement”), dated as of the 22nd day of June 2023, is entered into between Wrac, Ltd. a Guernsey Limited Liability Company (“Seller”), Williams Rowland Sponsor, LLC, a Delaware Limited Liability Company (“Buyer”), Jonathan Rowland and David B. Williams (each, a “Party” and, collectively, the “Parties”).

Recitals

WHEREAS, Seller owns 2,514,663 shares (the “Founder Shares”) of the common stock, par value $0.0001 per share (the “Common Stock”) of Williams Rowland Acquisition Corp. (“SPAC”) and 5,550,000 warrants to purchase shares of Common Stock (the “Warrants” and, collectively with the Founder Shares, the “Securities”) constituting all of the securities of SPAC owned by the Seller or Jonathan Rowland;

WHEREAS, Seller wishes to sell to Buyer, and Buyer wishes to purchase from Seller, the Securities, as more fully described and subject to the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the mutual covenants and agreements hereinafter set forth and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

ARTICLE I
Purchase and Sale

Section 1.01 Purchase and Sale. Subject to the terms and conditions set forth herein, in consideration for the Purchase Price (as defined herein), at the Closing (as defined herein) all of Seller’s right, title, and interest in and to Securities shall be sold by Seller to Buyer, free and clear of any pledge, lien, charge, security interest, mortgage, claim, or other encumbrance of any kind whatsoever (each, an “Encumbrance”).

Section 1.02 Purchase Price. The aggregate purchase price for the Securities shall be $300,000 (the “Purchase Price”) in cash.

Buyer shall pay the Purchase Price to Seller at the Closing (as defined herein) in cash, by wire transfer of immediately available funds in accordance with the wire transfer instructions provided by the Seller to the Buyer.

ARTICLE II
CLOSING

Section 2.01 Closing. The closing of the transactions contemplated by this Agreement (the “Closing”) shall take place simultaneously with the execution of this Agreement on the date hereof (the “Closing Date”) at the offices of Loeb & Loeb, 345 Park Avenue, New York, New York 10154, or remotely by exchange of documents and signatures (or their electronic counterparts).

Section 2.02 Closing Deliverables.

(a) Seller’s Deliveries. At the Closing, Seller shall deliver to Buyer the following:

(i) The signature page to this Agreement;

(ii) Duly executed stock power for the Founders Shares;

(iii) All such other documents as shall be required by the SPAC’s transfer agent to effect the sale of the Securities; and

(iv) The written resignation of Jonathan Rowland as Co-Chief Executive Officer and Director of SPAC.

(b) Buyer’s Deliveries. At the Closing, Buyer shall deliver to Seller the Purchase Price and the signature page to this Agreement.

ARTICLE III
REPRESENTATIONS AND WARRANTIES

Section 3.01 Representations and Warranties of Seller and Jonathan Rowland. Seller and Jonathan Rowland represent and warrant to Buyer and David Williams that the statements contained in this Section 3.01 are true and correct as of the date hereof.

(i) Seller is a limited liability company, duly organized, validly existing and in good standing under the laws of Guernsey.

(ii) Seller has all requisite power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement by Seller and the consummation by Seller of the transactions contemplated hereby have been duly authorized by all necessary action on the part of Seller.

(iii) This Agreement has been duly executed and delivered by Seller and constitutes a valid and binding obligation of Seller, enforceable in accordance with its terms, except as enforceability may be subject to the effects of bankruptcy, insolvency, reorganization, moratorium or other laws relating to or affecting the rights of creditors or general principles of equity.

(iv) Jonathan Rowland is the only person or entity that owns any ownership interest or is entitled to any profit or other interest of any kind in Seller.

(v) The execution and delivery of this Agreement by Seller and the consummation by Seller of the transactions contemplated hereby will not (A) violate any provision of any existing law, statute, rule, regulation or ordinance applicable to Seller or to Jonathan Rowland or (B) conflict with, result in any breach of or constitute a default under (1) the Operating Agreement or other similar organizational documents of Seller (“Organizational Documents”), (2) any order, writ, judgment, award or decree of any court, governmental authority, bureau or agency to which Seller or Jonathan Rowland is a party or by which Seller or Jonathan Rowland may be bound or (3) any contract or other agreement or undertaking to which Seller or Jonathan Rowland is a party or by which Seller or Jonathan Rowland may be bound.

(vi) No consent, approval, order or authorization of, or registration, declaration or filing with, any court, administrative agency or commission or other governmental authority or instrumentality, is required by or with respect to Seller in connection with the execution and delivery of this Agreement or the consummation by Seller of the transactions contemplated hereby.

(vii) Seller has, and upon transfer by Seller of the Securities being transferred by Seller hereunder Buyer will have, good and marketable title to the Securities, free and clear of any claims, liens, encumbrances, security interests, restrictions and adverse claims of any kind or nature whatsoever other than the restrictions on resale under the Securities Act of 1933, as amended, (“Securities Act”) and state securities laws. There are no outstanding subscriptions, options, warrants, rights, contracts, understandings or agreements to purchase or otherwise acquire the Securities.

(viii) None of Seller or its affiliates or Jonathan Rowland is a party to any claim, action, suit, proceeding, or governmental investigation (“Action”) and, to Seller’s and Jonathan Rowland’s knowledge, there is no threatened Action, in either case (a) relating to or affecting the Securities or in which a charging order against the Securities has been sought or awarded; or (b) that challenges or seeks to prevent, enjoin, or otherwise delay the transactions contemplated by this Agreement.

(ix) There are no voting trusts, proxies, or other agreements or understandings in effect with respect to the voting, transfer, or assignment of the Securities.

(x) No broker, finder, or investment banker is entitled to any brokerage, finder’s, or other fee or commission in connection with the transactions contemplated by this Agreement based upon arrangements made by or on behalf of Seller or Jonathan Rowland.

Section 3.02 Representations and Warranties of Buyer and David Williams. Buyer and David Williams represent that the statements in this Section 3.02 are true and correct as of the date hereof.

(i) Buyer is a limited liability company, duly organized, validly existing and in good standing under the laws of the state of Delaware.

(ii) Buyer has all requisite power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement by Buyer and the consummation by Buyer of the transactions contemplated hereby have been duly authorized by all necessary action on the part of Buyer.

(iii) This Agreement has been duly executed and delivered by Buyer and constitutes a valid and binding obligation of Buyer, enforceable in accordance with its terms, except as enforceability may be subject to the effects of bankruptcy, insolvency, reorganization, moratorium or other laws relating to or affecting the rights of creditors or general principles of equity.

(iv) The execution and delivery of this Agreement by Buyer and the consummation by Buyer of the transactions contemplated hereby will not (A) violate any provision of any existing law, statute, rule, regulation or ordinance applicable to Buyer or to David Williams or (B) conflict with, result in any breach of or constitute a default under (1) the Operating Agreement or other similar organizational documents of Buyer (“Buyer Organizational Documents”), (2) any order, writ, judgment, award or decree of any court, governmental authority, bureau or agency to which Buyer is a party or by which Buyer may be bound or (3) any contract or other agreement or undertaking to which Buyer is a party or by which Buyer may be bound.

(v) No consent, approval, order or authorization of, or registration, declaration or filing with, any court, administrative agency or commission or other governmental authority or instrumentality, is required by or with respect to Buyer in connection with the execution and delivery of this Agreement or the consummation by Buyer of the transactions contemplated hereby.

(vi) Buyer is acquiring the Securities solely for its own account for investment purposes and not with a view to, or for offer or sale in connection with, any distribution thereof. Buyer acknowledges that the Securities have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), or any state securities laws, and that the Securities may not be transferred or sold except pursuant to the registration provisions of the Securities Act or pursuant to an applicable exemption therefrom and subject to state securities laws and regulations, as applicable.

(vii) No broker, finder, or investment banker is entitled to any brokerage, finder’s, or other fee or commission in connection with the transactions contemplated by this Agreement based upon arrangements made by or on behalf of Buyer or David Williams.

ARTICLE IV
OTHER PROVISIONS

Section 4.01 Expenses. Each party will bear its own costs and expenses incurred in connection with the preparation, execution and performance of this Agreement and the transactions contemplated hereby, including all fees and expenses of agents, representatives, financial advisors, legal counsel and accountants.

Section 4.02 Further Assurances. Following the Closing, each of the Parties shall execute and deliver such additional documents, instruments, conveyances, and assurances and take such further actions as may be reasonably required to carry out the provisions hereof and give effect to the transactions contemplated by this Agreement.

ARTICLE V
TAX MATTERS

Section 5.01 Tax Return Filing and Audit Cooperation. Each of the Parties shall cooperate, to the extent requested by the other Party, in connection with (a) the preparation and filing of tax returns (including by providing tax work papers, schedules, analyses, and any other tax-related documents); and (b) any audit, litigation, or other proceeding with respect to taxes, in each case with respect to any tax matters involving periods prior to the Closing.

ARTICLE VI
Indemnification

Section 6.01 Survival. The representations, warranties, covenants, and agreements contained herein and all related rights to indemnification shall survive the Closing.

Section 6.02 Indemnification By Seller. Subject to the other terms and conditions of this ARTICLE VI, Seller and Jonathan Rowland shall defend, indemnify, and hold harmless Buyer and David B. Williams, its affiliates, and their respective members, shareholders, managers, directors, officers, and employees from and against:

(a) all losses, damages, liabilities, deficiencies, claims, actions, judgments, settlements, interest, awards, penalties, fines, costs, or expenses of whatever kind, including reasonable attorneys’ fees, fees, and the costs of enforcing any right to indemnification under this Agreement (collectively, “Losses”), arising from or relating to any inaccuracy in or breach of any of the representations or warranties of Seller or Jonathan Rowland contained in this Agreement; or

(b) any Loss arising from or relating to any breach or non-fulfillment of any covenant, agreement, or obligation to be performed by Seller or Jonathan Rowland pursuant to this Agreement.

Section 6.03 Indemnification By Buyer. Subject to the other terms and conditions of this ARTICLE VI, Buyer shall defend, indemnify, and hold harmless Seller, its affiliates, and their respective members, shareholders, managers, directors, officers, and employees from and against all Losses arising from or relating to:

(a) any inaccuracy in or breach of any of the representations or warranties of Buyer contained in this Agreement; or

(b) any breach or non-fulfillment of any covenant, agreement, or obligation to be performed by Buyer pursuant to this Agreement.

Section 6.04 Indemnification Procedures. The Party making a claim under this ARTICLE VI is referred to as the “Indemnified Party” and the Party against whom a claim is asserted under this ARTICLE VI is referred to as the “Indemnifying Party.” Whenever any claim shall arise for indemnification hereunder, the Indemnified Party shall promptly provide written notice of such claim to the Indemnifying Party. The failure to give prompt notice shall not, however, relieve the Indemnifying Party of its indemnification obligations, except and only to the extent that the Indemnifying Party forfeits rights or defenses by reason of such failure. In connection with any claim giving rise to indemnity hereunder resulting from or arising out of any Action by a person or entity who is not a Party or such Party’s affiliate, the Indemnifying Party, at its sole cost and expense and upon written notice to the Indemnified Party, may assume the defense of any such Action with its counsel. The Indemnified Party shall be entitled to participate in the defense of any such Action, with its counsel and at its own cost and expense, subject to the Indemnifying Party’s right to control the defense thereof. If the Indemnifying Party does not assume the defense of any such Action, the Indemnified Party may, but shall not be obligated to, defend against such Action in such manner as it may deem appropriate and no action taken by the Indemnified Party in accordance with such defense shall relieve the Indemnifying Party of its indemnification obligations herein provided with respect to any Losses resulting therefrom. Neither Party shall settle any such Action without the other Party’s prior written consent (which consent shall not be unreasonably withheld or delayed).

Section 6.05 Tax Treatment of Indemnification Payments. All indemnification payments made under this Agreement shall be treated by the Parties as an adjustment to the Purchase Price for tax purposes, unless otherwise required by applicable law.

Section 6.06 Cumulative Remedies. The rights and remedies provided in this ARTICLE VI are cumulative and are in addition to and not in substitution for any other rights and remedies available at law or in equity or otherwise.

ARTICLE VII
Miscellaneous

Section 7.01 Notices. All notices, requests, consents, claims, demands, waivers, and other communications hereunder shall be in writing and shall be deemed to have been given (a) when delivered by hand (with written confirmation of receipt); (b) when received by the addressee if sent by a nationally recognized overnight courier (receipt requested); (c) on the date sent by facsimile or e-mail of a PDF document (with confirmation of transmission) if sent during normal business hours of the recipient, and on the next business day if sent after normal business hours of the recipient; or (d) on the third day after the date mailed, by certified or registered mail, return receipt requested, postage prepaid. Such communications must be sent to the respective Party at the following address (or at such other address for a Party as shall be specified in a notice given in accordance with this Section 7.01):

If to Seller or Jonathan Rowland:	Wrac, Ltd. The Old Stables, rue a l’Or, St Peter Port, Guernsey GY1 1QG Email: office@evenfort.com

If to Buyer or David Williams:	Williams Rowland Sponsor LLC 450 Post Road East Westport, CT 06880 Attention: tiger@wtco.com

Section 7.02 Headings; Interpretation. The headings in this Agreement are for reference only and shall not affect the interpretation of this Agreement. For purposes of this Agreement, (a) the words “include,” “includes,” and “including” shall be deemed to be followed by the words “without limitation;” (b) the word “or” is not exclusive; and (c) the words “herein,” “hereof,” “hereby,” “hereto,” and “hereunder” refer to this Agreement as a whole. Unless the context otherwise requires, references herein: (i) to Articles, Sections, and Exhibits mean the Articles and Sections of, and Exhibits attached to, this Agreement; (ii) to an agreement, instrument, or other document means such agreement, instrument, or other document as amended, supplemented, and modified from time to time to the extent permitted by the provisions thereof; and (iii) to a statute means such statute as amended from time to time and includes any successor legislation thereto and any regulations promulgated thereunder. This Agreement shall be construed without regard to any presumption or rule requiring construction or interpretation against the Party drafting an instrument or causing any instrument to be drafted.

Section 7.03 Severability. If any term or provision of this Agreement is invalid, illegal, or unenforceable in any jurisdiction, such invalidity, illegality, or unenforceability shall not affect any other term or provision of this Agreement or invalidate or render unenforceable such term or provision in any other jurisdiction. Upon such determination that any term or other provision is invalid, illegal, or unenforceable, the Parties shall negotiate in good faith to modify the Agreement so as to effect the original intent of the Parties as closely as possible in a mutually acceptable manner in order that the transactions contemplated hereby be consummated as originally contemplated to the greatest extent possible.

Section 7.04 Entire Agreement. This Agreement and the documents to be delivered hereunder constitute the sole and entire agreement of the Parties with respect to the subject matter contained herein, and supersede all prior and contemporaneous understandings and agreements, both written and oral, with respect to such subject matter. In the event of any inconsistency between the statements in the body of this Agreement, those in documents to be delivered hereunder, the statements in the body of this Agreement will control. Except for the specific representations, warranties, covenants, and agreements expressly made by the other Party in this Agreement, each Party specifically disclaims that it is relying upon or has relied upon any other representations, warranties, covenants, or agreements that may have been made by the other Party or any other Person, and acknowledges and agrees that such Party has specifically disclaimed and does hereby specifically disclaim any such other representation, warranty, covenant, or agreement made by the other Party or any other Person.

Section 7.05 Successors and Assigns. This Agreement shall be binding upon and shall inure to the benefit of the Parties and their respective successors and permitted assigns. Neither Party may assign its rights or obligations hereunder without the prior written consent of the other Party.

Section 7.06 No Third-Party Beneficiaries. Except as provided herein, this Agreement is for the sole benefit of the Parties and their respective successors and permitted assigns and nothing herein, express or implied, is intended to or shall confer upon any other person or entity any legal or equitable right, benefit, or remedy of any nature whatsoever under or by reason of this Agreement.

Section 7.07 Amendment and Modification. This Agreement, including any Exhibit, may only be amended, modified, or supplemented by an agreement in writing signed by each Party.

Section 7.08 Waiver. No waiver by any Party of any of the provisions hereof shall be effective unless explicitly set forth in writing and signed by the Party so waiving. No waiver by any Party shall operate or be construed as a waiver in respect of any failure, breach, or default not expressly identified by such written waiver, whether of a similar or different character, and whether occurring before or after that waiver. No failure to exercise, or delay in exercising, any right, remedy, power, or privilege arising from this Agreement shall operate or be construed as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power, or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power, or privilege.

Section 7.09 Governing Law. All matters arising out of or relating to this Agreement or the transactions contemplated hereby shall be governed by and construed in accordance with the internal laws of Delaware without giving effect to any choice or conflict of law provision or rule (whether of the State of Delaware or any other jurisdiction).

Section 7.10 Submission to Jurisdiction. Any legal suit, action, or proceeding arising out of or based upon this Agreement or the transactions contemplated hereby shall be instituted in the federal courts of the United States of America or the courts of the State of New York in each case located in the city of New York and county of New York, and each Party irrevocably submits to the exclusive jurisdiction of such courts in any such suit, action, or proceeding.

Section 7.11 Waiver of Jury Trial. Each Party acknowledges and agrees that any controversy which may arise under this Agreement is likely to involve complicated and difficult issues and, therefore, such Party irrevocably and unconditionally waives any right it may have to a trial by jury in respect of any legal action arising out of or relating to this Agreement or the transactions contemplated hereby.

Section 7.12 Specific Performance. The Parties agree that irreparable damage would occur if any provision of this Agreement were not performed in accordance with the terms hereof and that the Parties shall be entitled to specific performance of the terms hereof, in addition to any other remedy to which they are entitled at law or in equity. Each Party (a) agrees that it shall not oppose the granting of such specific performance or relief and (b) hereby irrevocably waives any requirements for the security or posting of any bond in connection with such relief.

Section 7.13 Attorneys’ Fees. In the event that a Party institutes any legal suit, action, or proceeding, including arbitration, against another Party in respect of a matter arising out of or relating to this Agreement, the prevailing Party in the suit, action, or proceeding shall be entitled to receive, in addition to all other damages to which it may be entitled, the costs incurred by such Party in conducting the suit, action, or proceeding, including reasonable attorneys’ fees and expenses and court costs.

Section 7.14 Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall be deemed to be one and the same agreement. A signed copy of this Agreement delivered by facsimile, e-mail, or other means of electronic transmission shall be deemed to have the same legal effect as delivery of an original signed copy of this Agreement.

Section 7.15 Agreement Prepared By SPAC Counsel. Seller has read this Agreement and acknowledges that:

(a) counsel for SPAC prepared this Agreement;

(b) Seller has been advised that a conflict exists between its interests, the interests of SPAC, and/or the interests of the Buyer;

(c) Seller has sought, or has had the full opportunity to seek, the advice of independent legal and tax counsel and/or financial and tax advisors of its choosing regarding such consequences; and

(d) counsel for SPAC has made no representations to Seller or Buyer or Jonathan Rowland or David Williams regarding such consequences.

[signature page follows]

IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be executed as of the date first written above by their respective officers thereunto duly authorized.

Wrac, Ltd.

By
Name:	Jonathan D. Rowland
Title:

Williams Rowland Sponsor, LLC

By
Name:	David B. Williams
Title:	Manager

Jonathan D. Rowland, individually

David B. Williams, individually